UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2006

H&E Equipment Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51759	81-0553291
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana		70816
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(225) 298-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On October 13, 2006, H&E Equipment Services, Inc. (the "Company") issued a press release announcing that it has commenced an exchange offer of any and all outstanding 8 3/8% Senior Notes due 2016 for 8 3/8% Senior Notes due 2016 registered under the Securities Act of 1933. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release by H&E Equipment Services, Inc., dated October 13, 2006, announcing that H&E Equipment Services, Inc. has commenced its exchange offer of any and all outstanding 8 3/8% Senior Notes due 2016 for 8 3/8% Senior Notes due 2016 registered under the Securities Act of 1933.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

October 13, 2006	By:	/s/ Leslie Magee

Name: Leslie Magee
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release by H&E Equipment Services, Inc., dated October 13, 2006, announcing that H&E Equipment Services, Inc. has commenced its exchange offer of any and all outstanding 8 3/8% Senior Notes due 2016 for 8 3/8% Senior Notes due 2016 registered under the Securities Act of 1933.